                           FOURTH AMENDMENT TO LEASE
                           -------------------------

    THIS FOURTH AMENDMENT TO LEASE is made this 30th day of May, 1996, between TERRAMICS/SOUTHPOINT ASSOCIATES II LIMITED PARTNERSHIP (the "Landlord") and RENAL TREATMENT CENTERS, INC. (the "Tenant").

                                  BACKGROUND
                                  ----------

    A. Landlord and Tenant entered into a lease dated November 8, 1991, as amended by a First Amendment to Lease dated January 18, 1993, a Second Amendment to Lease dated September 30, 1993 and a Third Amendment to Lease dated March 2, 1995 (the "Existing Lease"), covering office space consisting of approximately 21,025 rentable square feet (the "Existing Space") on the third floor of the building (the "Building") known as Southpoint TWO located at 1180 West Swedesford Road in the Southpoint Office Complex, Berwyn, Pennsylvania.

    B. Landlord and Tenant desire to amend the Existing Lease, under the terms and conditions set forth below, to expand the premises covered under the Existing Lease to include approximately 20,511 rentable square feet of additional space (the "Additional Space") on the second floor of the Building. The Additional Space consists of 16,153 rentable square feet (the "First Additional Space") which shall be leased to Tenant on June 8, 1996 and 4,358 rentable square feet (the "Second Additional Space") which shall be leased to Tenant on October 1, 1996. The First Additional Space and the Second Additional Space are depicted on Exhibit "A" attached to this Amendment.

    C. The CIT Group/Equipment Financing, Inc. ("CIT") currently leases the Additional Space from Landlord. Landlord and CIT intend to terminate CIT's lease for the Additional Space pursuant to a Lease Termination Agreement (the "CIT Agreement").

    NOW, THEREFORE, the parties hereto, for good and valuable consideration and intending to be legally bound, agree as follows:

    1.  Premises.  Landlord hereby leases to Tenant, and Tenant leases from
        --------
Landlord, the Additional Space, under the same terms and conditions as are set forth in the Existing Lease except as amended by the provisions set forth in this Amendment. All capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Existing Lease. The Existing Lease as hereby amended shall be referred to herein as the "Lease".

    2.  AS-IS Condition.  Landlord shall deliver and Tenant shall accept the
        ---------------
Additional Space in its existing "As Is" condition. Any work requested by Tenant shall be performed only if Landlord and Tenant first reach written agreement on any charges to Tenant therefor.

    3.  Term.  The term of the Lease with respect to the First Additional Space
        ----
shall commence on June 8, 1996 and the term of the Lease with respect to the Second Additional Space shall commence on October 1, 1996. Notwithstanding the foregoing, if, for any reason, Landlord is unable to deliver possession of the Additional Space on the dates described above, Landlord shall not be liable for any damage caused thereby, nor shall the Lease be void or voidable, but, rather, the term of the Lease with respect to the applicable Additional Space shall commence upon the date that possession of the applicable Additional Space is made available to Tenant. Unless sooner terminated in accordance with the terms of the Lease, the term of the Lease with respect to the Additional Space shall be coterminous with the term of the Lease with respect to the Existing Space.

    4. Minimum Annual Rent. Tenant shall pay a minimum annual rent for the Additional Space (until September 30, 1996, for the First Additional Space only) as follows:

        (a) for and during the period commencing June 8, 1996 through September 30, 1996, the minimum annual rent for the First Additional Space shall be Ten Dollars ($10.00) per rentable square foot or One Hundred Sixty One Thousand Five Hundred Thirty Dollars ($161,530.00) per annum, payable in equal monthly installments of Thirteen Thousand Four Hundred Sixty and 83/100 Dollars ($13,460.83);

          (b) for and during the period commencing October 1, 1996 through February 28, 1998, the minimum annual rent shall be Ten Dollars ($10.00) per rentable square foot or Two Hundred Five Thousand One Hundred Ten Dollars ($205,110.00), payable in equal monthly installments of Seventeen Thousand Ninety-Two and 50/100 Dollars ($17,092.50); and

          (c) for and during the period commencing March 1, 1998 through December 31, 1998, the minimum annual rent shall be Twenty-One and 25/100 Dollars ($21.25) per rentable square foot or Four Hundred Thirty Five Thousand Eight Hundred Fifty-Eight and 75/100 Dollars ($435,858.75) payable in equal monthly installments of Thirty Six Thousand Three Hundred Twenty-One and 56/100 Dollars ($36,321.56).

          (d) for and during the balance of the term of the Lease, the minimum annual rent shall be Twenty-One Dollars ($21.00) per rentable square foot or Four Hundred Thirty Thousand Seven Hundred Thirty-One dollars ($430,731.00), payable in equal monthly installments of Thirty-Five Thousand Eight Hundred Ninety-Four and 25/100 Dollars ($35,894.25).

Such minimum annual rent shall be paid by Tenant in the same manner as set forth in the Existing Lease.

     5.   Proportionate Share. As of June 8, 1996, Tenant's Proportionate Share
          -------------------
shall be increased to Sixty-One and 55/100 percent (61.55%). As of October 1, 1996, Tenant's Proportionate Share shall be increased to Sixty-Eight and 77/100 percent (68.77%).

     6.   Definition of Premises. As of June 8, 1996 with respect to the First
          ----------------------
Additional Space and as of October 1, 1996 with respect to the Second Additional Space, the term "Premises" as used in the Lease shall be deemed to include the Additional Space.

     7.   Broker. Tenant represents and warrants that it has not dealt with any
          ------
broker or agent in the negotiation for this

Amendment, and agrees to indemnify and hold Landlord harmless from any and all costs or liability for compensation claimed by any such broker or agent employed by Tenant or claiming to have been engaged by Tenant in connection with this Amendment.

     8.  Partial Termination Option.  Tenant shall have the right to terminate
         --------------------------
this Lease with respect to approximately 5,000 rentable square feet of the Additional Space (the "Termination Space"), effective March 1, 1998 (the "Early Termination Date"), but not at any other time, under the following terms and conditions:

         (a) Tenant shall give Landlord written notice of its election to exercise this option on or before June 1, 1997;

         (b) Tenant shall pay all installments of minimum annual rent and additional rent with respect to the Termination Space accruing up to the Early Termination Date;

         (c) Tenant shall pay all costs associated with segregating the Termination Space from the remainder of the Premises and all other costs in order for the second floor of the Building to be used as a multi-tenant floor.

         (d) The exact location of the Termination Space shall be reasonably determined by Landlord after consultation with Tenant.

         (e) Tenant shall not, at the time it exercises its partial termination option, be in default under this Lease beyond any applicable period of grace.

If Tenant exercises its option to terminate the Lease with respect to the Termination Space in accordance with the provisions hereof, the Lease with respect to the Termination Space shall be terminated on the Early Termination Date without further liability of Tenant hereunder, except for such liability that has accrued on or prior to the Early Termination Date and such liability that survives termination of the Lease. After notice has been given to Landlord of Tenant's election to terminate this Lease with respect to the Termination Space, the Termination Space may be shown by Landlord from time to time, at any time during business hours or any other reasonable time upon reasonable prior notice, to prospective tenants.

     9.   Concessions.  Except as provided for herein, Tenant shall not be
          -----------
entitled to any improvement allowances or any other leasing concessions in connection with this Amendment.

     10.  Contingency.  This Amendment is contingent upon CIT and Landlord fully
          -----------
executing the CIT Agreement. In the event that Landlord and CIT do not fully execute the CIT Agreement, the Existing Lease shall remain in full force and effect without modification by reason of this Amendment.

     11.  Binding Agreement.  Except as expressly modified by this Amendment,
          -----------------
the terms and conditions of the Lease shall remain in full force and effect, without change. This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

                                       TENANT:

                                       RENAL TREATMENT CENTERS, INC., a
                                       Delaware corporation

Date Signed: 5/30/96                   By: /s/ [SIGNATURE APPEARS HERE]
            -------------------           -------------------------------------
                                       Attest: /s/ [SIGNATURE APPEARS HERE]
                                              ---------------------------------
                                                             (corporate seal)

                                       LANDLORD:

                                       TERRAMICS/SOUTHPOINT ASSOCIATES II
                                       LIMITED PARTNERSHIP, a Pennsylvania
                                       limited partnership

Date Signed: 5/30/96                   By: /s/ [SIGNATURE APPEARS HERE]
            -------------------           -------------------------------------
                                          (Authorized Representative)



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                                      -5-

SCJTHPOINT                                                     DEMISED AREA PLAN
- --------------------------------------------------------------------------------
Building Two                                                        SECOND FLOOR





                   [PHOTO OF ADDITIONAL SPACE APPEARS HERE]




                                                                    EXHIBIT "A"